FINANCIAL INCOME, NET (Tables)	6 Months Ended
Jun. 30, 2024
Other Income and Expenses [Abstract]
Schedule of Financial Income, Net
The components of financial income, net are as follows:

	Six Months Ended
	June 30, 2024	June 30, 2023
	(Unaudited)	(Unaudited)
Interest income	$1,555	$2,127
Foreign currency translation adjustments	$34	10
Interest expenses	$(466)	—
Income from derivatives remeasurement	$1,448	—
Other expenses	$(310)	—
Financial income, net	$2,261	$2,137